Exhibit 99.1
Masimo Completes Sale of Consumer Audio Business to HARMAN International
Irvine, California – September 23, 2025 – Masimo (Nasdaq: MASI) today announced it has completed the previously announced sale of its Sound United consumer audio business to HARMAN International (“HARMAN”), a wholly-owned subsidiary of Samsung Electronics Co., Ltd.
Katie Szyman, Chief Executive Officer of Masimo, stated, “The completion of the Sound United sale is an important milestone in our ongoing efforts to focus on our core professional healthcare business. With this chapter behind us, we are even better positioned to broaden Masimo’s patient impact, accelerate growth, and deliver stronger margins. We have exciting opportunities ahead, and I am confident that we will be able to continue building on our positive momentum to deliver value for all stakeholders. Finally, on behalf of the entire leadership team, I want to thank the Sound United team for their dedication and wish them continued success as part of HARMAN.”
With regard to the use of proceeds from the transaction, Masimo anticipates prioritizing share repurchases.
Centerview Partners LLC and Morgan Stanley & Co. LLC served as financial advisors to Masimo and Sullivan & Cromwell LLP served as legal advisor to Masimo in connection with the transaction.

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About Masimo
Masimo (Nasdaq: MASI) is a global medical technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, automation and connectivity solutions. Our mission is for Masimo innovations to empower clinicians to transform patient care. Masimo SET® Measure-through Motion and Low Perfusion™ pulse oximetry, introduced in 1995, has been shown to outperform other pulse oximetry technologies in over 100 independent and objective studies, which can be found at www.masimo.com/evidence/featured-studies/feature. Masimo SET® is estimated to be used on more than 200 million patients around the world each year and is the primary pulse oximetry at all 10 top U.S. hospitals as ranked in the 2025 Newsweek World’s Best Hospitals listing. Additional information about Masimo and its products may be found at www.masimo.com.
Forward-Looking Statements - Masimo
This press release includes forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, in connection with the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future. These forward-looking statements include, among others, statements regarding broadening our patient impact, accelerating growth, and delivering stronger margins, the anticipated use of funds from the transaction; and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “on-going,” “opportunity,” “plan,” “potential,” “predicts,” “forecast,” “project,” “seek,” “should,” “will,” or “would,” the negative versions of these terms and similar expressions or variations, but the absence of such words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations about future events affecting us and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond our control and could cause our actual results to differ materially and adversely from those expressed in our forward-looking statements as a result of various risk factors, including, but not limited to: our ability to execute on our business plans and achieve our financial and other goals; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and Form 10-Q, all of which you may obtain for free on the SEC’s website at www.sec.gov. Forward-looking statements are not guarantees of future performance. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. We do not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in our most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

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Investor Contact: Eli Kammerman	Media Contact: Evan Lamb
(949) 297-7077	(949) 396-3376
ekammerman@masimo.com	elamb@masimo.com

Media Contact: Longacre Square Partners
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